UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	December 10, 2018

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 400, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2018, the Board of Directors (the "Board") of Teleflex Incorporated (the "Company") elected John C. Heinmiller to the Board, effective January 1, 2019. The Board also designated Mr. Heinmiller to serve on the Audit Committee of the Board, effective upon commencement of his service as a director. Mr. Heinmiller was elected to fill the vacancy created as a result of W. Kim Foster's retirement from the Board earlier this year and will stand for re-election at the Company's 2019 annual meeting of stockholders.

Mr. Heinmiller, 64, retired in January 2017 after a 19-year career with St. Jude Medical, Inc. ("St. Jude Medical"), a global medical device company. During his tenure with St. Jude Medical, Mr. Heinmiller served in various executive and senior level positions, including Executive Vice President from August 2012 to January 2017; Executive Vice President and Chief Financial Officer from May 2004 to August 2012; Vice President, Finance and Chief Financial Officer from September 1998 to May 2004; and Vice President of Corporate Business Development from May 1998 to September 1998. Prior to joining St. Jude Medical, Mr. Heinmiller held senior management positions with and was a member of the board of directors of Daig Corporation, a medical device company, and LifeCore Biomedical, a medical technology company.

In connection with his service on the Board, Mr. Heinmiller will receive compensation consistent with the compensation currently provided to all Company non-employee directors, as described on pages 15 and16 of the Company’s proxy statement for its 2018 annual meeting of stockholders, filed with the Securities and Exchange Commission on March 30, 2018.

Mr. Heinmiller was identified as a potential Board candidate by one of the Company's external advisers. There are no arrangements or understandings between Mr. Heinmiller, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Heinmiller was selected as a director. There are no related party transactions between the Company and Mr. Heinmiller (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2018	TELEFLEX INCORPORATED By: /s/ James J. Leyden Name: James J. Leyden Title: Vice President, General Counsel and Secretary